UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2003

RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

141 Spring Street Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 862-6600

Item 9.    Regulation FD Disclosure

On April 22, 2003, Raytheon Company issued a press release relating to the Company’s earnings for the first quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1.

This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003

RAYTHEON COMPANY

By: /s/ Edward S. Pliner

        Edward S. Pliner

        Senior Vice President and

        Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 22, 2003 issued by Raytheon Company